UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2007

Avigen, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     At a meeting held on February 13, 2007, the Board of Directors of Avigen, Inc., (the “Company”), approved an increase in the number of authorized shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares. Such increase was approved by the stockholders of the Company at its annual meeting held on May 30, 2007. On June 11, 2007, the Company filed a Certificate of Amendment of Certificate of Incorporation effecting the increase with the Secretary of State of the State of Delaware.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1.2	Certificate of Amendment of Certificate of Incorporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIGEN, INC.
(Registrant)

Date: June 26, 2007	/s/ Andrew A. Sauter
Andrew A. Sauter
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
3.1.2	Certificate of Amendment of Certificate of Incorporation.